SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 19, 2004


                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)


  4000 East Union Pacific Avenue
  City of Commerce, California                                  90023
  (Address of Principal Executive Offices)                   (Zip  Code)


  Registrant's telephone number, including area code:  (323) 980-8145

ITEM 4. Changes in Registrant's Certifying Auditors

     On April 19, 2004, the Audit Committee of the Board of Directors of 99 Cents Only Stores (the "Registrant") engaged Deloitte & Touche LLP to serve as the Registrant's independent public accountants for the fiscal year ending December 31, 2004. A copy of the Registrant's press release announcing such engagement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     During the Registrant's two most recent fiscal years ended December 31, 2002 and December 31, 2003 and from January 1, 2004 up to the date of such engagement, the Registrant did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

             Exhibit 99.1

             Press release dated April 19, 2004 announcing retention of Deloitte & Touche, LLP


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           99(cent) ONLY STORES

Date:  April 20, 2004                      By:  /S/ ANDREW FARINA
                                           ---------------------------------
                                           Andrew Farina
                                           Chief Financial Officer

                         EXHIBIT INDEX

Exhibit No.     Description

99.1            Press release dated April 19, 2004